DEAR FELLOW SHAREHOLDERS:

     Net income for the quarter was $570,452, or $.26 per share. A dividend of $.27 was declared on July 8, 1998, payable July 31, 1998, to shareholders of record July 24, 1998.

     Recently we were asked about increasing our trading activity in order to add to income. As you know, Excelsior tends to buy and hold securities rather than to turn over the portfolio. We feel that our shareholders are generally better served by this admittedly stodgy approach to money management. There are several reasons for this belief.

     No trade is free. While most bonds change hands on a net basis, rather than being subject to a commission, the seller is not acting out of charity. Dealers always try to make money. Accordingly, unless we are able to improve yield within acceptable risk parameters, the burden of proof for trading is substantial. In today's market there is little reason to disturb our portfolio.

     Probably two other facts are even more persuasive: not all traders make a profit, and short-term sales cost individual shareholders a tax at their top bracket. We do not believe that it is possible to beat the market on a consistent basis, and we see no reason to take the risk of losing money to make profits, which are both fully taxable and totally uncertain.

     Another question has been raised about our discount from net asset value. As you know, most closed-end funds sell at such a discount, and Excelsior is no exception. One can argue that our situation is quite attractive since a purchaser can acquire an interest in an excellent portfolio for the cost of a stock market commission, at a bargain price.

     Lest that be considered begging the question, we add that there is really no very sensible way to eliminate the discount short of liquidation of the fund. Excelsior is too small to be run as open-ended company, administrative costs would be prohibitive. Partial buy-backs would pose the same problem of spreading fixed costs over a shrinking asset base. In effect any shareholder would be penalized for not selling.

     What all this really boils down to is pretty simple. No one should buy Excelsior without understanding that we offer a safe, dull investment. We also offer the small investor a chance to own part of an excellent portfolio at a price below its market value.

                                                    Sincerely yours,

                                                    /s/ Townsend Brown II

                                                    Townsend Brown II
July 9, 1998                                        Chairman and President

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1998 (Note 1)

U.S. GOVERNMENT AND FEDERAL                  Moody's
AGENCIES OBLIGATIONS--48.13%                Rating**      Face Amount        Cost*           Value
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  7.55%, 6/10/04                               (1)        $ 2,500,000     $ 2,423,945     $ 2,541,193
  7.50%, 7/25/20                               (1)          2,323,910       2,300,490       2,345,012
Federal National Mortgage Assn., Global
  Bond,
  8.50%, 2/1/05                                             1,600,000       1,600,000       1,664,346
Government National Mortgage Assn.,
  6%, 7/20/27                                  (1)            918,682         923,132         928,815
  7%, 5/15/22                                  (1)            250,868         250,554         254,789
  7%, 4/15/23                                  (1)          3,148,103       3,150,071       3,197,308
  7%, 5/15/23                                  (1)            724,921         722,768         736,251
  7%, 3/15/24                                  (1)          1,479,578       1,463,857       1,502,704
  7.50%, 12/15/25                              (1)            889,903         888,513         914,100
  8%, 8/15/24                                  (1)          1,266,568       1,259,641       1,312,088
  8%, 1/15/25                                  (1)          1,096,488       1,060,166       1,135,895
  8.50%, 7/15/17                               (1)            804,754         825,250         848,510
  8.50%, 5/15/21                               (1)            391,762         401,740         413,065
  10%, 1/15/18                                 (1)            726,957         788,862         793,746
U.S. Treasury Bond,
  7.25%, 5/15/16                               (1)          1,000,000         975,000       1,171,875
                                                          -----------     -----------     -----------
                                                           19,122,494      19,033,989      19,759,697
                                                          -----------     -----------     -----------

BONDS AND NOTES--29.43%
-----------------------------------------------------------------------------------------------------
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                               Aa2          1,500,000       1,495,875       1,713,026
Ford Motor Credit
  6.125, 1/9/06                                 A1          2,000,000       1,989,980       1,991,472
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                               Aaa          2,000,000       1,978,500       2,224,228
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                A1          1,800,000       1,806,138       2,002,181
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                A1          2,000,000       1,997,400       2,030,942
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                Aa2          2,000,000       1,988,600       2,121,004
                                                          -----------     -----------     -----------
                                                           11,300,000      11,256,493      12,082,853
                                                          -----------     -----------     -----------
SHORT-TERM HOLDINGS--22.44%
-----------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                     1,900,000       1,900,000       1,900,000
Federal National Mortgage Assn., Disc.
  Note 7/1/98                                               6,000,000       5,995,741       5,995,741
Fidelity U.S. Treasury Cash Management
  Fund                                                      1,313,589       1,313,589       1,313,589
                                                          -----------     -----------     -----------
                                                            9,213,589       9,209,330       9,209,330
                                                          -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                           $39,636,083     $39,499,812     $41,051,880
                                                          -----------     -----------     -----------
                                                          -----------     -----------     -----------

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

June 30, 1998 (Note 1)

The aggregate market value at June 30, 1998 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $21,983,925          69.04
    A1                  6,024,595          18.92
    Aa2                 3,834,030          12.04
                      -----------        -------
    Total             $31,842,550         100.00
                      -----------        -------
                      -----------        -------

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $ 1,552,068
    Aggregate gross unrealized
      depreciation                             --
                                      -----------
  Net unrealized appreciation         $ 1,552,068
                                      -----------
                                      -----------
Cost for Federal Income Tax
Purposes                              $39,499,812
                                      -----------
                                      -----------

**Credit ratings are unaudited.

         The accompanying notes are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

ASSETS:
------------------------------

Investments (Note 1)
  in securities
  at value (identified
  cost $39,499,812):
  U.S. Government and
    Federal Agencies
    obligations         $19,759,697
  Bonds and notes        12,082,853
  Short-term holdings     9,209,330
                        -----------
    Total Investments                 $41,051,880
Cash                                        2,349
Interest receivable                       446,435
Prepaid expenses                           10,526
                                      -----------
    Total Assets                       41,511,190
                                      -----------

LIABILITIES:
------------------------------

Accrued advisory fee (Note 3)              57,036
Accrued operating expenses                 40,652
                                      -----------
    Total Liabilities                      97,688
                                      -----------
Net Assets                            $41,413,502
                                      -----------
                                      -----------
NET ASSETS consist of:
  Undistributed net investment
    income                            $   585,598
  Accumulated net realized losses
    from investment transactions         (372,366)
  Unrealized appreciation on
    investments                         1,552,068
  Capital shares (Note 5)                  21,864
  Additional paid-in capital           39,626,338
                                      -----------
                                      $41,413,502
                                      -----------
                                      -----------
Net Asset Value per share
  ($41,413,502 / 2,186,391 shares)         $18.94
                                      -----------
                                      -----------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 1998
(Note 1)

INVESTMENT INCOME:
------------------------------

INCOME--Interest                       $1,374,440
EXPENSES:
  Investment advisory fee    $81,295
  Directors' fees and
    expenses                   9,029
  Officer's salary            26,203
  Postage and printing        16,860
  Professional fees            7,876
  Insurance                   10,985
  Transfer agent and
    registrar fees             9,917
  The New York Stock
    Exchange, Inc.
    --annual fee               7,788
  Miscellaneous                9,917
                          ----------
  Total expenses                          179,870
                                       ----------
  Investment Income--Net                1,194,570
                                       ----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------

Realized gain from
  security transactions
  (excluding short-term
  securities):
  Proceeds from sales     $2,521,954
  Cost of sales            2,505,470
                          ----------
    Net realized gain                      16,484
Unrealized appreciation
  (depreciation)
  on investment
  securities:
  Beginning of period      1,336,581
  End of period            1,552,068
                          ----------
  Change in unrealized
    appreciation--net                     215,487
                                       ----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments           231,971
                                       ----------
Net Increase in Net Assets
  Resulting from Operations            $1,426,541
                                       ----------
                                       ----------

STATEMENT OF CHANGES IN NET ASSETS

                         For the six     For the
                           months         year
                            ended         ended
                          June 30,      Dec. 31,
                            1998          1997
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------

Operations:
 Investment income--
  net (Note 1)           $ 1,194,570   $ 2,371,900
 Realized gain on
  investments--net
  (Note 2)                    16,484       (14,361)
 Change in unrealized
  appreciation
  (depreciation)--net        215,487       835,219
                         -----------   -----------
 Net increase
  in net assets
  resulting from
  operations               1,426,541     3,192,758
 Dividends to share-
  holders from:
  Investment income--
  net                       (502,870)   (2,559,157)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)            --       (30,805)
                         -----------   -----------
 Total increase
  (decrease)
  in net assets              923,671       602,796

NET ASSETS:
-----------------------

 Beginning of period      40,489,831    39,887,035
                         -----------   -----------
 End of period
  (including
  undistributed
  (overdistributed) net
  investment income of
  ($585,598) and
  ($106,102) in 1998
  and 1997,
  respectively)          $41,413,502   $40,489,831
                         -----------   -----------
                         -----------   -----------

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                   For the six
                                     months                  For the year ended
                                      ended        ---------------------------------------
                                     6/30/98        1997       1996       1995      1994*
                                   -----------     ------     ------     ------     ------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                             $ 18.52       $18.23     $18.94     $18.87     $18.97
                                     -------       ------     ------     ------     ------
  Net investment income                  .55         1.08       1.11       1.14       1.06
  Net gain (loss) on securities
     (realized and unrealized)           .10          .38       (.64)      2.05      (2.00)
                                     -------       ------     ------     ------     ------
Total from investment
  operations                             .65         1.46        .47       3.19       (.94)
                                     -------       ------     ------     ------     ------
Less Dividends and
  Distributions:
Dividends from net investment
  income                                 .23        (1.17)     (1.18)     (1.12)     (1.03
Distribution from realized
  gains on investments                    --           --         --         --       (.16)
                                     -------       ------     ------     ------     ------
Total dividends and
  distributions                          .23        (1.17)     (1.18)     (1.12)     (1.19)
                                     -------       ------     ------     ------     ------
  Treasury stock transaction              --          .00         --         --        .03
                                     -------       ------     ------     ------     ------
Net asset value, end of period       $ 18.94       $18.52     $18.23     $18.94     $16.87
                                     -------       ------     ------     ------     ------
                                     -------       ------     ------     ------     ------
Market value per share, end of
  period                             $ 16.69       $16.75     $15.75     $16.00     $14.63
                                     -------       ------     ------     ------     ------
                                     -------       ------     ------     ------     ------

Total Investment Return:
Based on market value per share        3.20%       14.51%      5.68%     17.04%     (8.64%)
Ratios To Average Net Assets:
Expenses                                .44%        1.08%      1.07%      1.08%      1.15%
Net investment income                  2.92%        5.89%      6.02%      6.26%      5.92%
Supplemental Data:
Net assets at end of period
  (000 omitted)                      $41,414       $40,490    $39,887    $41,452    $36,928
Portfolio turnover rate                7.55%        2.91%      5.50%     25.07%     95.53%

*Based on average shares outstanding.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
June 30, 1998
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at June 30, 1998, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $95,048 and $277,318 expiring on December 31, 2002 and December 31, 2003 respectively, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1997 is a decrease in undistributed net investment income of $14,015, a decrease in accumulated net realized loss of $15,038, and a decrease in additional paid-in capital of $1,023.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Excelsior Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998
--------------------------------------------------------------------------------

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Two officers of the Company are officers of United States Trust Company of New York.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended June 30, 1998, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $-0- and $2,521,954, respectively.

(5) CAPITAL STOCK:

At June 30, 1998, 2,186,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the years ended December 31, 1997 and December 31, 1994, the Company purchased 2,000 and 32,500 shares in the open market at a cost of $30,805 and $475,737, respectively.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS

Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.

------------------------------------------------------

                         [LOGO]

                        Excelsior
                      Income Shares,
                           Inc.

                    Semi-Annual Report
                       June 30, 1998

------------------------------------------------------